UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 11, 2008

M-WAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-45449	No. 36-3809819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Norwood Avenue
Itasca, Illinois 60143
 (Address of principal executive offices including Zip Code)

(630) 562-5550
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 5.02 – Departure of Directors or Certain Officers; Appointment of Certain Officers

On April 11, 2008, Jim Mayer, Interim Chief Executive Officer, notified the Company that he was resigning to pursue other opportunities.  Mr. Mayer agreed to assist the Company in an advisory role until August 15, 2008.

Pursuant to Mr. Mayer’s resignation, the Board of Directors appointed Joe Turek, the Company’s Chairman and Chief Operating Officer, as acting Chief Executive Officer.

Item 8.01 – Other Items

On April 16, 2008, M-Wave, Inc. issued a press release to announce the resignation of Jim Mayer, the Company’s Interim CEO. A copy of such press release is attached as Exhibit 99.1. The information contained in said press release is hereby incorporated by reference in this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Separation Agreement and Release between M-Wave, Inc. and Jim Mayer dated April 14, 2008*
10.2	Consulting Agreement between M-Wave, Inc. and Jim Mayer dated April 14, 2008*
99.1	Press Release of M-Wave, Inc. dated April 16, 2008*

*   Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-WAVE, INC.

Date: April 17, 2008	By:	/s/ Jeff Figlewicz
Jeff Figlewicz
Chief Financial Officer

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